Statement of Operations (USD $)	12 Months Ended
Jul. 31, 2012
Income Statement [Abstract]
Revenue
General and Administrative Expenses	181,169
OperatingIncomeLoss	(181,169)
Other Income
Change in Fair Value of Warrant Liability	3,996,667
Net Loss Attributable to Ordinary Shareholders	$ 3,815,498
Weighted Average Number of Ordinary Shares Outstanding (excluding shares subject to possible redemption)	1,631,284
Basic and Diluted Net Loss per Ordinary Share	$ 2.34